EXHIBIT 99
----------

                     AMLI RESIDENTIAL PROPERTIES TRUST
                       FINANCIAL AND OPERATING DATA
                              March 31, 1997


           1.     Funds from Operations

           2.     Statements of Operations

           3.     Balance Sheets

           4.     Selected Financial Information

           5.     Debt

           6.     Debt Maturities

           7. Same Community Comparison - Wholly-Owned - three months ended March 31, 1997 and 1996

           8.     Same Community Comparison - Wholly-Owned & Co-
                  Investments - three months ended March 31, 1997 and 1996

           9.     Property Information

           10.    Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data


                                   1997        1996                          1996                        1995
                                 --------    --------    -------------------------------------------   --------
                                  Three
                                  Months      Year                   Three Months Ended                  Year
                                  Ended       Ended      -------------------------------------------    Ended
                                 Mar. 31,    Dec. 31,    Dec. 31,   Sep. 30,    Jun. 30,    Mar. 31,   Dec. 31,
                                 --------    --------    --------   --------    --------    --------   --------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . .   $ 18,680    $ 71,863    $ 18,443   $ 18,223    $ 17,766    $ 17,431   $ 69,341
  Other. . . . . . . . . . . .        975       3,269         842        902         814         711      2,797
                                 --------    --------    --------   --------    --------    --------   --------

    Total Property Revenues. .     19,655      75,132      19,285     19,125      18,580      18,142     72,138
                                 --------    --------    --------   --------    --------    --------   --------

Property operating expenses. .     (7,570)    (30,068)     (7,339)    (7,858)     (7,634)     (7,237)   (28,451)
Property management fees . . .       (491)     (1,878)       (482)      (478)       (464)       (454)    (1,803)
                                 --------    --------    --------   --------    --------    --------   --------
    Property expenses. . . . .     (8,061)    (31,946)     (7,821)    (8,336)     (8,098)     (7,691)   (30,254)

Operating expense ratio. . . .       41.0%       42.5%       40.6%      43.6%       43.6%       42.4%      41.9%
                                 --------    --------    --------   --------    --------    --------   --------
    Net operating income . . .     11,594      43,186      11,464     10,789      10,482      10,451     41,884
                                 --------    --------    --------   --------    --------    --------   --------
Other Income
------------
 Share of income (loss)
   from Service Companies. . .         11        (238)        (79)        (8)        (95)        (56)         3
 Interest from Service
   Companies (1) . . . . . . .        253         870         286        216         201         167        493
 Other interest. . . . . . . .        107         224          75         24          53          72        369
 Share of partnerships
   cash flow (2) . . . . . . .        667       1,892         557        593         486         256        466
 Fee income - acquisitions
   and dispositions. . . . . .        137         250         0          0            92         158        220
 Fee income - developments . .        330         819         325        363          99          32        206
 Fee income - asset manage-
   ment. . . . . . . . . . . .        153         507         144        143         143          77        224
 Other . . . . . . . . . . . .         37         138          33         35          45          25        189
                                 --------    --------    --------   --------    --------    --------   --------
    Total other income . . . .      1,695       4,462       1,341      1,366       1,024         731      2,170




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                   1997        1996                          1996                        1995
                                 --------    --------    -------------------------------------------   --------
                                  Three
                                  Months      Year                   Three Months Ended                  Year
                                  Ended       Ended      -------------------------------------------    Ended
                                 Mar. 31,    Dec. 31,    Dec. 31,   Sep. 30,    Jun. 30,    Mar. 31,   Dec. 31,
                                 --------    --------    --------   --------    --------    --------   --------

General and administrative . .       (767)     (2,353)       (650)      (575)       (532)       (596)    (1,932)
                                 --------    --------    --------   --------    --------    --------   --------
EBITDA . . . . . . . . . . . .     12,522      45,295      12,155     11,580      10,974      10,586     42,122
                                 --------    --------    --------   --------    --------    --------   --------
Interest expenses. . . . . . .     (2,646)    (11,916)     (2,935)    (3,167)     (2,996)     (2,818)   (12,926)
Amortization of deferred
 costs . . . . . . . . . . . .       (243)     (1,370)       (266)      (253)       (400)       (451)    (1,792)
                                 --------    --------    --------   --------    --------    --------   --------
Funds from operations (FFO). .      9,633      32,009       8,954      8,160       7,578       7,317     27,404
                                 --------    --------    --------   --------    --------    --------   --------
Capital expenditures paid
 from FFO. . . . . . . . . . .     (1,131)     (1,936)       (755)      (454)       (394)       (333)    (1,714)
Other - share of Co-invest-
 ment Cap exp. . . . . . . . .        (34)        (57)        (24)       (12)        (12)         (9)       (29)
                                 --------    --------    --------   --------    --------    --------   --------
Funds available for
 distribution (FAD). . . . . .   $  8,468    $ 30,016    $  8,175   $  7,694    $  7,172    $  6,975   $ 25,661
                                 ========    ========    ========   ========    ========    ========   ========
FFO per share. . . . . . . . .   $   0.51    $   2.01    $   0.53   $   0.52    $   0.48    $   0.48   $   1.90
FAD per share. . . . . . . . .   $   0.45    $   1.88    $   0.48   $   0.49    $   0.46    $   0.46   $   1.78
Dividend per share . . . . . .   $   0.43    $   1.72    $   0.43   $   0.43    $   0.43    $   0.43   $   1.72
                                 ========    ========    ========   ========    ========    ========   ========
Dividend as a % of FFO . . . .      84.3%       85.6%       81.4%      83.2%       89.3%       89.6%      90.5%
Dividend as a % of FAD . . . .      95.9%       91.3%       89.1%      88.3%       94.4%       94.0%      96.7%
                                 ========    ========    ========   ========    ========    ========   ========


Notes:

(1)   Includes $114 in quarterly interest on 13% notes receivable and interest on working capital advances.
(2)   Share of income plus share of depreciation; share of depreciation for the three months ended March 31, 1997 and December 31, 1996 and 1995 were $500, $1,323 and $431, respectively.


AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data

                                   1997        1996                        1996                          1995
                                 --------    --------    -------------------------------------------   --------
                                  Three
                                  Months      Year                   Three Months Ended                  Year
                                  Ended       Ended      -------------------------------------------    Ended
                                 Mar. 31,    Dec. 31,    Dec. 31,   Sep. 30,    Jun. 30,    Mar. 31,   Dec. 31,
                                 --------    --------    --------   --------    --------    --------   --------
REVENUES
--------
Property Revenue:
 Rental. . . . . . . . . . . .   $ 18,680    $ 71,863    $ 18,443   $ 18,223    $ 17,766    $ 17,431   $ 69,341
 Other . . . . . . . . . . . .        975       3,269         842        902         814         711      2,797
Interest and share of
  income (loss) from Service
  Companies' . . . . . . . . .        264         632         207        208         106         111        496
Other interest . . . . . . . .        107         224          75         24          53          72        369
Other. . . . . . . . . . . . .        824       2,283         687        715         508         373        874
                                 --------    --------    --------   --------    --------    --------   --------
    Total Revenues . . . . . .     20,850      78,271      20,254     20,072      19,247      18,698     73,877
                                 --------    --------    --------   --------    --------    --------   --------
EXPENSES
--------
Personnel. . . . . . . . . . .      1,723       6,714       1,689      1,704       1,727       1,594      6,287
Advertising and promotion. . .        507       1,917         448        519         478         472      1,702
Utilities. . . . . . . . . . .      1,025       4,161         929      1,165       1,001       1,066      4,125
Building repairs and
 maintenance . . . . . . . . .      1,156       4,933       1,292      1,344       1,182       1,115      4,554
Landscaping and
 grounds maintenance . . . . .        364       1,736         445        436         524         331      1,811
Real estate taxes. . . . . . .      2,322       8,465       2,036      2,136       2,173       2,120      7,947
Insurance. . . . . . . . . . .        198         977         239        251         253         234        914
Other operating expenses . . .        275       1,165         261        303         296         305      1,111
Property management fees . . .        491       1,878         482        478         464         454      1,803
Interest, net of capitalized .      2,646      11,916       2,935      3,167       2,996       2,818     12,926
Amortization of deferred
 costs . . . . . . . . . . . .        243       1,370         266        253         400         451      1,792
Depreciation of real
 property. . . . . . . . . . .      2,316       8,793       2,280      2,259       2,133       2,121      8,704
Depreciation of
 personal property . . . . . .        741       2,528         687        700         593         548      2,081
General and administrative . .        767       2,353         650        575         532         596      1,932
                                 --------    --------    --------   --------    --------    --------   --------
    Total expenses . . . . . .     14,774      58,906      14,639     15,290      14,752      14,225     57,689
                                 --------    --------    --------   --------    --------    --------   --------




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                   1997        1996                          1996                        1995
                                 --------    --------    -------------------------------------------   --------
                                  Three
                                  Months      Year                   Three Months Ended                  Year
                                  Ended       Ended      -------------------------------------------    Ended
                                 Mar. 31,    Dec. 31,    Dec. 31,   Sep. 30,    Jun. 30,    Mar. 31,   Dec. 31,
                                 --------    --------    --------   --------    --------    --------   --------
Non-recurring item -
 gain on sale of properties. .      --            584       --         --            584       --           818
                                 --------    --------    --------   --------    --------    --------   --------
Income before taxes,
 minority interest and
 extraordinary item. . . . . .      6,076      19,949       5,615      4,782       5,079       4,473     17,006

Income taxes . . . . . . . . .      --          --          --         --          --          --         --
                                 --------    --------    --------   --------    --------    --------   --------
Income before minority
 interest/extraordinary
 items . . . . . . . . . . . .      6,076      19,949       5,615      4,782       5,079       4,473     17,006
Minority interest. . . . . . .        953       3,581         976        878         920         807      3,287
                                 --------    --------    --------   --------    --------    --------   --------
Income before and extra-
 ordinary items. . . . . . . .      5,123      16,368       4,639      3,904       4,159       3,666     13,719
Extraordinary items, net
 of minority interest. . . . .      --         (1,118)      --         --         (1,118)      --         --
                                 --------    --------    --------   --------    --------    --------   --------
Net income . . . . . . . . . .   $  5,123    $ 15,250    $  4,639   $  3,904    $  3,041    $  3,666   $ 13,719
                                 ========    ========    ========   ========    ========    ========   ========
Net income allocable to
 preferred shares. . . . . . .   $    473    $  1,746    $    473   $    473    $    473    $    327   $   --
Net income allocable to
 common shares . . . . . . . .   $  4,650    $ 13,504    $  4,166   $  3,431    $  2,568    $  3,339   $ 13,719
                                 ========    ========    ========   ========    ========    ========   ========
Income per common share:
-----------------------
Before extraordinary items . .   $   0.31    $   1.20    $   0.32   $   0.28    $   0.31    $   0.29   $   1.18
Extraordinary item . . . . . .   $   0.00    $  (0.09)   $   0.00   $   0.00    $  (0.09)   $   0.00   $   0.00
Income per common share. . . .   $   0.31    $   1.11    $   0.32   $   0.28    $   0.22    $   0.29   $   1.18
                                 ========    ========    ========   ========    ========    ========   ========




AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data

                                   1997        1996                          1996                        1995
                                 --------    --------    -------------------------------------------   --------
                                  Three
                                  Months      Year                   Three Months Ended                  Year
                                  Ended       Ended      -------------------------------------------    Ended
                                 Mar. 31,    Dec. 31,    Dec. 31,   Sep. 30,    Jun. 30,    Mar. 31,   Dec. 31,
                                 --------    --------    --------   --------    --------    --------   --------
FUNDS FROM OPERATIONS
---------------------
Income before taxes,
 minority interest and
 extraordinary item. . . . . .   $  6,076    $ 19,949    $  5,615   $  4,782    $  5,079    $  4,473   $ 17,006

Depreciation of real property.      2,316       8,793       2,280      2,259       2,133       2,121      8,704
Depreciation of
 personal property . . . . . .        741       2,528         687        700         593         548      2,081
Non-recurring items. . . . . .      --           (584)      --         --           (584)      --          (818)
Other - share of Co-invest-
 ments depreciation. . . . . .        500       1,323         372        419         357         175        431
                                 --------    --------    --------   --------    --------    --------   --------
Funds from operations (FFO). .   $  9,633    $ 32,009    $  8,954   $  8,160    $  7,578    $  7,317   $ 27,404
FFO per share. . . . . . . . .   $   0.51    $   2.01    $   0.53   $   0.52    $   0.48    $   0.48   $   1.90
                                 ========    ========    ========   ========    ========    ========   ========
Capital expenditures paid
 from FFO. . . . . . . . . . .   $ (1,131)   $ (1,936)   $   (755)  $   (454)   $   (394)   $   (333)  $ (1,714)
Other - Share Co-invest-
 ments Cap exp . . . . . . . .        (34)        (57)        (24)       (12)        (12)         (9)       (29)
                                 --------    --------    --------   --------    --------    --------   --------
Funds available for
 distribution (FAD). . . . . .   $  8,468    $ 30,016    $  8,175   $  7,694    $  7,172    $  6,975   $ 25,661
FAD per share. . . . . . . . .   $   0.45    $   1.88    $   0.48   $   0.49    $   0.46    $   0.46   $   1.78
Dividends per share. . . . . .   $   0.43    $   1.72    $   0.43   $   0.43    $   0.43    $   0.43   $   1.72
                                 ========    ========    ========   ========    ========    ========   ========
Dividends as a % of FFO. . . .      84.3%       85.6%       81.4%      83.2%       89.3%       89.6%      90.5%
Dividends as a % of FAD. . . .      95.9%       91.3%       89.1%      88.3%       94.4%       94.0%      96.7%
                                 ========    ========    ========   ========    ========    ========   ========



AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data


                                            Mar. 31,    Dec. 31,    Sep. 30,    Jun. 30,    Mar. 31,    Dec. 31,
                                              1997        1996        1996        1996        1996        1995
                                            --------    --------    --------    --------    --------    --------

ASSETS
------
Rental apartments
 Land. . . . . . . . . . . . . . . . . .    $ 60,176    $ 59,854    $ 59,854    $ 58,643    $ 58,643    $ 58,643
 Depreciable property  . . . . . . . . .     376,112     373,140     372,317     361,879     361,330     361,011
                                            --------    --------    --------    --------    --------    --------
                                             436,288     432,994     432,171     420,522     419,973     419,654
 Less accumulated depreciation . . . . .     (53,535)    (50,478)    (47,511)    (44,552)    (41,826)    (39,157)
                                            --------    --------    --------    --------    --------    --------
                                             382,753     382,516     384,660     375,970     378,147     380,497

Properties under development . . . . . .      75,663      62,525      43,344      50,597      42,763      23,211
Investments in partnerships. . . . . . .      38,530      30,669      28,438      24,351      17,758      12,255
Cash and cash equivalents. . . . . . . .       3,946      10,291       3,643       4,459       2,080       2,829
Security deposits. . . . . . . . . . . .       1,732       1,737       1,775       1,881       1,874       1,880
Deferred costs, net. . . . . . . . . . .       2,108       2,139       2,339       2,509       4,922       5,415
Other assets . . . . . . . . . . . . . .      12,690      14,480       9,949      10,573       9,419       7,140
                                            --------    --------    --------    --------    --------    --------
Total assets . . . . . . . . . . . . . .    $517,422    $504,357    $474,148    $470,340    $456,963    $433,227
                                            ========    ========    ========    ========    ========    ========

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . .    $220,964    $202,013    $233,567    $230,888    $218,267    $215,255
Accrued interest payable . . . . . . . .       1,204       1,161       1,273         992       1,127       1,230
Accrued real estate taxes. . . . . . . .       4,070       6,978       6,974       5,057       3,577       6,471
Construction costs payable . . . . . . .       1,970       2,263       2,432       1,821       2,213       1,369
Security deposits and prepaid rents. . .       2,437       2,757       2,369       2,191       2,185       2,439
Other liabilities. . . . . . . . . . . .       2,173       2,292       1,836       1,701       1,741       1,223
                                            --------    --------    --------    --------    --------    --------
Total liabilities. . . . . . . . . . . .     232,818     217,464     248,451     242,650     229,110     227,987
                                            --------    --------    --------    --------    --------    --------





AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED
Unaudited - Dollars in thousands except per share data



                                            Mar. 31,    Dec. 31,    Sep. 30,    Jun. 30,    Mar. 31,    Dec. 31,
                                              1997        1996        1996        1996        1996        1995
                                            --------    --------    --------    --------    --------    --------

Minority interests . . . . . . . . . . .      45,605      44,871      41,409      41,814      40,249      39,077
                                            --------    --------    --------    --------    --------    --------
Shareholders' equity
 Preferred shares, $.01 par value. . . .          11          11          11          11          11       --
 Shares of beneficial interest, $.01
  par value. . . . . . . . . . . . . . .         148         148         118         118         118         117
 Additional paid-in capital. . . . . . .     299,794     301,098     242,487     242,433     241,657     218,752
 Retained earnings . . . . . . . . . . .        (332)     (5,455)    (10,094)    (13,998)    (17,039)    (20,705)
 Dividends paid. . . . . . . . . . . . .     (60,622)    (53,780)    (48,234)    (42,688)    (37,143)    (32,001)
                                            --------    --------    --------    --------    --------    --------
Total shareholders' equity . . . . . . .     238,999     242,022     184,288     185,876     187,604     166,163
                                            --------    --------    --------    --------    --------    --------
Total liabilities and
 shareholders' equity. . . . . . . . . .    $517,422    $504,357    $474,148    $470,340    $456,963    $433,227
                                            ========    ========    ========    ========    ========    ========


























                                         Amli Residential Properties Trust
                                     Selected Quarterly Financial Information
                                                  March 31, 1997
                                 (dollars in thousands except for per share data)


                                                                       Quarter Ending
                                          ----------------------------------------------------------------------
                                          Mar. 31,        Dec. 31,       Sep. 30,       Jun. 30,        Mar. 31,
                                            1997            1996           1996           1996            1996
                                          --------        --------       --------       --------        --------
Total Debt                                $220,964        $202,013       $233,567       $230,888        $218,267
Total Debt (1)                             271,738         240,593        270,374        267,348         244,149

Total Shares and
 Units Outstanding (2)                  18,968,168      18,862,132     15,798,892     15,796,392      15,652,892
Value per Common Share
 - end of quarter                         $ 23.000         $23.375        $20.875        $20.750         $20.125

Total Equity (Market
 Value) - end of quarter                  $436,268        $440,902       $329,802       $327,775        $315,014

Total Market Capitalization                657,232         642,915        563,369        558,663         533,281
Total Market Capitalization (1)            708,006         681,495        600,176        595,123         559,163
                                          ========        ========       ========        ========       ========

Total Revenues (3)                        $ 20,850        $ 20,254       $ 20,072       $ 19,247        $ 18,698
EBITDA (4)                                  12,522          12,155         11,580         10,974          10,586

FFO                                          9,633           8,954          8,160          7,578           7,317
FAD                                          8,468           8,175          7,694          7,172           6,975

Dividends Paid                               8,111           6,794          6,792          6,731           6,322

Debt service (net of
 capitalized interest)                       3,195           3,462          3,645          3,279           3,060
Interest Expense                             2,646           2,935          3,167          2,996           2,818

G & A Expense                                  767             650            575            532             596

Total Shares and
 Units Outstanding
 - Wtd. Avg.                            18,882,000      16,948,000     15,798,000     15,746,000      15,254,000
                                        ==========      ==========     ==========     ==========      ==========





                                         Amli Residential Properties Trust
                               Selected Quarterly Financial Information - CONTINUED
                                                  March 31, 1997
                                 (dollars in thousands except for per share data)


                                                                       Quarter Ending
                                          ----------------------------------------------------------------------
                                          Mar. 31,        Dec. 31,       Sep. 30,       Jun. 30,        Mar. 31,
                                            1997            1996           1996           1996            1996
                                          --------        --------       --------       --------        --------

Debt Service Coverage Ratio                   3.92            3.51           3.18           3.35            3.46
Interest Coverage Ratio                       4.73            4.14           3.66           3.66            3.76

Debt as % of Total
 Market Capitalization                      33.62%          31.42%         41.46%         41.33%          40.93%
Debt as % of Total
 Market Capitalization (1)                  38.38%          35.30%         45.05%         44.92%          43.66%
EBITDA as % of Total
 Market Capitalization                       7.62%           7.56%          8.22%          7.86%           7.94%
FFO as % of Total
 Market Equity                               8.83%           8.12%          9.90%          9.25%           9.29%

G&A as % of Total
 Market Capitalization                       0.47%           0.40%          0.41%          0.38%           0.45%
G&A as % of Total Revenues                   3.68%           3.21%          2.86%          2.76%           3.19%

Dividends as % of FFO (5)                    84.3%           81.4%          83.2%          89.3%           89.6%
Dividends as % of FAD (5)                    95.9%           89.1%          88.3%          94.4%           94.0%
                                          ========        ========       ========       ========        ========

Apartment Units - Wholly Owned
  In Operation                               9,824           9,824          9,824          9,600           9,600
  Under Development                          2,444           1,404          1,404            884             612
Apartment Units - Co-Investments
  In Operation                               4,815           3,677          3,677          3,175           2,687
  Under Development                          1,324           1,324          1,324          1,170             948
                                          --------        --------       --------       --------        --------
    Total Units                             18,407          16,229         16,229         14,829          13,847
                                          ========        ========       ========       ========        ========

   (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
   (2)  End of the quarter - includes 1,100,000 preferred shares convertible to common shares.
   (3)  Excluding non-recurring gain of $960 in the third quarter of 1994 and $1,564 in the third quarter of 1995 and $751 in the second quarter of 1996.
   (4)  Includes other income, net of G & A expenses.
   (5)  Based on per share amounts.


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                              DEVELOPMENT ACTIVITIES
                                                First Quarter 1997

UNDER CONSTRUCTION AND/OR IN INITIAL LEASE UP
---------------------------------------------

                                                  Construc-                                    Percent    Percent
                   Number                            tion     First     Comple-     Stabil-   Construc-   Leased
                     of       Costs     Percent     Start     Units       tion     izaition      tion     as of
Community Name     Units   (millions)  Ownership     Date    Occupied     Date       Date      Complete   4/28/97
--------------    -------  ----------  ---------  ---------  --------   --------   --------   ---------  --------
ATLANTA, GEORGIA
AMLI at:
 Barrett Lakes        446      $27.8        35%      3Q/95     4Q/96      4Q/97      2Q/98         77%       46%
 River Park           222      $15.4        40%      4Q/95     4Q/96      2Q/97      4Q/97         90%       63%
 Peachtree City       312      $22.2       100%      3Q/96     3Q/97      2Q/98      4Q/98         20%       N/A
 Northwinds I         400      $26.8       100%      3Q/96     4Q/97      3Q/98      1Q/99          2%       N/A

DALLAS, TEXAS
AMLI at:
 Gleneagles II        264      $13.5       100%      3Q/95     2Q/96      4Q/96      2Q/97        100%       96%
 Fossil Creek         384      $23.7        25%      3Q/96     2Q/97      1Q/98      3Q/98         47%        4%
 Autumn Chase III     240      $14.3       100%      3Q/96     4Q/97      2Q/98      4Q/98         10%       N/A

AUSTIN, TEXAS
AMLI at:
 Wells Branch         576      $36.5       100%      1Q/97     4Q/97      3Q/99      1Q/00          1%       N/A

AURORA, ILLINOIS
AMLI at:
 Aurora Crossing      272      $24.5        25%      2Q/96     1Q/97      4Q/97      2Q/98         75%       10%
 Oakhurst North       464      $42.4       100%      1Q/97     1Q/98      2Q/99      4Q/99          0%       N/A

OVERLAND PARK,
 KANSAS
AMLI at:
 Regents Center III   124       $7.7       100%      3Q/95     3Q/96      4Q/96      2Q/97        100%       97%
 Crown Colony II       64       $3.6       100%      2Q/96     1Q/97      2Q/97      3Q/97         80%       44%
                   ------     ------
TOTAL/AVERAGE       3,768     $258.4
                   ======     ======





                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                        DEVELOPMENT ACTIVITIES - CONTINUED

PLANNING STAGES
---------------

                   Number
                     of
Community Name     Units
--------------     ------
ATLANTA, GEORGIA
AMLI at:
 Northwinds
  II & III            400
 South Gwinnett       216
 Spring Creek V       160

GAINESVILLE,
 GEORGIA
AMLI at:
 Park Creek           200

DALLAS/FORTH WORTH,
 TEXAS
AMLI:
 on the Parkway       240
 at Hedgecoxe         240
 at Fossil Creek II   520


The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section
21E of the Securities Exchange Act of 1934.  The projections contained in the table above that are not historical facts are forward-looking statements.  Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include:  development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                          PORTFOLIO INDEBTEDNESS SUMMARY
                                                  March 31, 1997
                                              (Dollars in thousands)
RATE ASSUMPTIONS
LIBOR             5.67%
LIBOR Cap         3.88%
Tax Exempt        3.35%      F = Fixed Rate
Tax Exempt Cap    3.00%      V = Variable Rate

                                                                                                         Maturity
                                      Original     Outstand-                                              (years)
                                        /Max          ing       Interest                       Maturity    from
Borrower         Lender                Amount       Balance       Rate        Rate              Date      3/31/97
----------       ----------          --------      ---------   ---------      ----------       --------  --------
F ARP, L.P.      Lincoln National     $  4,800         4,406       9.90%                        9/28/97       0.5
F ARP, L.P.      Prudential              8,500         8,127       7.70%                       10/31/97       0.6
F ARP, L.P.      Allstate                7,060         6,641       7.42%                        11/1/97       0.6
F ARP, L.P.      Prudential              4,800         4,505       7.05%                        6/30/98       1.2
F ARP, L.P.      Prudential              7,050         6,649       7.02%                        10/5/98       1.5
F ARP, L.P.      CIGNA                  31,000        30,702       7.30%                         7/1/03       6.3
F ARP, L.P.      CIGNA                  11,000        10,895       7.34%                         7/1/03       6.3
F ARP, L.P.      Fleet                   7,320         6,947       7.75%                         7/1/03       6.3
F ARP, L.P.      Nationwide             11,500        10,850       7.63%                        7/10/03       6.3
F ARP, L.P.      TIAA                   20,100        19,937       8.73%                         9/1/05       8.4
F ARP, L.P. (1)  FNMA                   43,907        42,803       7.79%                         5/1/06       9.1
------------------------------------------------------------------------------------------------------------------
V ARP, L.P.      Harris Trust & Savings  8,000                                LIBOR + 1.65%     8/30/98       1.4
V ARP, L.P.      First Chicago NBD      29,500        19,500       7.32%      LIBOR + 1.65%     2/28/98       0.9
V ARP, L.P. (2)  Wachovia Bank          60,000         7,500       6.47%      LIBOR + 1.35%     5/31/98       1.2
V ARP, L.P.      Wachovia Bank            --            --         6.65%      LIBOR + 1.35%     5/31/98       1.2
V ARP, L.P.      Wachovia Bank            --            --         5.23%      LIBOR + 1.35%     5/31/98       1.2
V ARP, L.P.      Wachovia Bank            --            --         6.65%      LIBOR + 1.35%     5/31/98       1.2
V ARP, L.P.      Wachovia Bank            --            --         6.65%      LIBOR + 1.35%     5/31/98       1.2
------------------------------------------------------------------------------------------------------------------




                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                    PORTFOLIO INDEBTEDNESS SUMMARY - CONTINUED


                                                                                                         Maturity
                                      Original     Outstand-                                              (years)
                                        /Max          ing       Interest                       Maturity    from
Borrower         Lender                Amount       Balance       Rate        Rate              Date      3/31/97
----------       ----------          --------      ---------   ---------      ----------       --------  --------

V ARP, L.P. (3)  Tax-Exempt Bonds       31,250        31,250       4.23%      Tax Ex + 1.23%    9/30/99       2.5
V ARP, L.P.      Tax-Exempt Bonds        9,500         9,500       4.58%      Tax Ex + 1.23%    9/30/99       2.5
------------------------------------------------------------------------------------------------------------------
F ARP, L.P.      AIA                       750           750       4.00%                        Demand         -
------------------------------------------------------------------------------------------------------------------
  TOTAL                               $296,037       220,964       7.02%                                      4.9
==================================================================================================================
  Co-Investments (4) Various             --           50,774       7.78%                        Various       6.9
------------------------------------------------------------------------------------------------------------------
  TOTAL including Co-Investment       $296,037      $271,738       7.16%                                      5.3
==================================================================================================================



                                                                                        Weighted
                                                                                          Ave.
                                                        Percent of                      Interest       Years to
Type of Indebtedness                     Balance          Total          Interest         Rate         Maturity
--------------------                    --------       -----------      ----------     ---------      ----------
Conventional Fixed Rate                 $152,464             69.0%           Fixed         7.77%           6.3
Tax-exempt Variable Rate                  40,750             18.4%        Variable         4.31%           2.5
Credit Facilities                         27,000             12.2%        Variable         7.04%           0.7
Other                                        750              0.3%           Fixed         4.00%            -
                                        --------            ------                         -----           ---
Total                                   $220,964            100.0%                         7.02%           4.9
                                        ========            ======                         =====           ===


                                                                                         Avg.
                                                                        Avg. Rate      Maturity
                                     Outstanding            % of        (Weighted     (Weighted
Averages                               Balance              Total         by $)         by $)
--------                            ------------           -------      ----------    ----------

Variable                               $ 67,750             30.66%         5.40%          1.9
Fixed                                   153,214             69.34%         7.73%          6.2
                                       --------            -------        ------         ----
    Total                              $220,964            100.00%         7.02%          4.9
                                       ========            =======        ======         ====


(1) The outstanding balance is net of $611 representing the unamortized discount from the sale of the FNMA certificates.
(2) $5,845 has been capped based on LIBOR = 3.875% through February 15, 1998.  All in rate reflects LIBOR + 135.
(3) Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(4) Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.


                                         AMLI RESIDENTIAL PROPERTIES TRUST
                                          PORTFOLIO INDEBTEDNESS SUMMARY
                                                  March 31, 1997
                                              (Dollars in thousands)

                                               CO-INVESTMENT DETAIL

                                       Original/   Outstand-
                                          Max         ing     Interest  Maturity
Property             Lender             Amount      Balance     Rate      Date       3/31/97     AMLI %    AMLI $
--------             ------           ---------   ----------  --------  --------    --------     ------   -------
AMLI AT:
 Champions Park      Lincoln National      9,500       9,060     7.26%   12/5/97         0.7        15%   $ 1,359
 Park Place          Prudential           13,000      12,578     8.21%   10/5/99         2.5        25%     3,144
 Champions Centre    Prudential            6,700       6,691     8.93%    1/1/02         4.8        15%     1,004
 Windbrooke          Allstate             11,500      11,500     9.24%    2/1/02         4.8        15%     1,725
 Greenwood Forest    Nationwide           11,625      11,625     8.95%   5/10/02         5.1        15%     1,744
 Chevy Chase         CIGNA                29,767      29,767     6.67%    4/1/03         6.0        33%     9,823
 Willowbrook         NML                  24,500      24,500     7.79%    5/1/03         6.1        40%     9,800
 Willeo Creek        Phoenix Home Life    10,000      10,000     6.77%    5/1/03         6.1        30%     3,000
 Verandah            Phoenix Home Life    16,940      16,940     7.55%    4/1/04         7.0        35%     5,929
 Pleasant Hill       NML                  15,500      14,865     9.15%    3/1/07         9.9        40%     5,946
 Danada              Prudential           24,500      24,500     7.33%    3/1/07         9.9        10%     2,450
 River Exchange      Erie Insurance        9,100       6,125     7.75%   6/27/08        11.2        40%     2,450
 Barrett Lakes       NML                  16,680       6,507     8.50%   12/1/09        12.7        35%     2,277
 Prairie Court       Bonds                 7,250       7,250     8.00%   12/1/99         2.7         1%        73
 Towne Creek         Erie Insurance        5,000       5,000     9.50%  11/30/99         2.7         1%        50
                                         -------     -------     -----                  ----      -----   -------
                                         211,562     196,908     7.78%                   6.9      25.8%   $50,774
                                         =======     =======     =====                  ====      =====   =======


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
MARCH 31, 1997
Unaudited - dollars in thousands

                                                                                      There-               % to
                                     1997      1998      1999     2000     2001       after      Total     Total
                                   -------   -------   -------  -------   -------   --------   --------   ------
Fixed Rate Mortgages               $20,652   $12,853   $ 2,025  $ 2,176   $ 2,372   $112,386   $152,464    69.1%
Tax Exempt Bonds*                                                                     40,750     40,750    18.4%
Wachovia Line of Credit                                  7,500                                    7,500     3.4%
First Chicago/NBD Line
 of Credit                                    19,500                                             19,500     8.8%
Harris Line of Credit                                                                             --        0.0%
Other                                  750                                                          750     0.3%
                                   -------   -------   -------  -------   -------   --------   --------   ------

Total Loans                        $21,402   $32,353   $ 9,525   $2,176    $2,372   $153,136   $220,964   100.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======

  Percent to Total                    9.7%     14.6%      4.3%     1.0%      1.1%      69.3%     100.0%    81.3%
                                   =======   =======   =======   ======    ======   ========   ========   ======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)                      37        53     3,054                                    3,144     6.2%
Nationwide Life Ins. -
  Greenwood Forest (15%)                           3         5        5         6      1,725      1,744     3.4%
Lincoln National Ins. -
  Champions Park (15%)               1,359                                                        1,359     2.7%
Prudential Ins. -
  Champions Centre (15%)                 6         9        10       11        12        956      1,004     2.0%
Allstate Life Ins. -
  Windbrooke (15%)                                14        16       18        20      1,657      1,725     3.4%
CIGNA -
  Chevy Chase (33%)                    104       165       177      189       202      8,987      9,824    19.4%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)                     76       139       150      162       175      9,098      9,800    19.3%
Phoenix Mutual -
  Willeo Creek (30%)                    23        49        53       56        60      2,758      2,999     5.9%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)                   27        44        49       53        58      5,715      5,946    11.7%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)                                       71       77        84      2,046      2,278     4.5%




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED



                                                                                      There-               % to
                                     1997      1998      1999     2000     2001       after      Total     Total
                                   -------   -------   -------  -------   -------   --------   --------   ------
Erie Insurance -
  River Park (40%)                                          20       51        55      2,323      2,449     4.8%
Prudential Ins. -
  Amli at Danada (10%)                                      17       25        27      2,381      2,450     4.8%
Phoenix Home Life -
  Amli at Verandah (35%)                                    55       88        94      5,692      5,929    11.7%
Central Bank, Trustee -
  Prairie Court (1%)                                        73                                       73     0.1%
Erie Insurance -
  Towne Creek (1%)                                          50                                       50     0.1%
                                   -------   -------   -------  -------   -------   --------   --------   ------
Total Share of
 Co-Investment Loans               $ 1,632   $   476   $ 3,800   $  735    $  793   $ 43,338   $ 50,774   100.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======
  Percent to Total                    3.2%      0.9%      7.5%     1.4%      1.6%      85.4%     100.0%    18.7%
                                   =======   =======   =======   ======    ======   ========   ========   ======
Total Including Share
 of Co-Investment Debt             $23,034   $32,829   $13,325   $2,911    $3,165   $196,474   $271,738   100.0%
                                   =======   =======   =======   ======    ======   ========   ========   ======
Percent to Total                      8.5%     12.1%      4.9%     1.1%      1.2%      72.2%     100.0%   100.0%
                                    ======   =======   =======   ======    ======   ========   ========   ======


     *  The Bonds mature in October 2024 but the credit enhancement expires on October 15, 1999.



             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                    THREE MONTHS ENDED MARCH 31, 1997 VERSUS THREE MONTHS ENDED MARCH 31, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III & Timberglenn

                                           1/1/97-3/31/97                               1/1/96-3/31/96
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                              94.1%                            -0.8%         94.9%
  Atlanta                             93.6%                            -0.4%         94.0%
  Austin                              93.5%                            -0.2%         93.7%
  Indianapolis                        91.9%                            -1.8%         93.5%
  Eastern Kansas                      93.0%                             1.9%         91.2%
  Chicago                             91.3%                            -1.6%         92.8%
                                      -----                            -----         -----
     Weighted Average                 93.5%                            -0.5%         94.0%
                                      =====                            =====         =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $627                 -0.1%                     $628
  Atlanta                                         $727                  2.2%                     $711
  Austin                                          $648                 -0.5%                     $651
  Indianapolis                                    $572                  1.1%                     $566
  Eastern Kansas                                  $645                  1.1%                     $637
  Chicago                                         $928                  4.4%                     $889
                                                  ----                  ----                     ----
     Weighted Average                             $659                  0.8%                     $654
                                                  ====                  ====                     ====

TOTAL PROPERTY REVENUES                              Per Month                                    Per Month
-----------------------                             ----------                                   ----------
Dallas                         $  7,079,651       $616        $0.74     1.5%   $ 6,974,811       $607      $0.79
Atlanta                        $  5,175,813       $713        $0.76     4.0%   $ 4,977,361       $686      $0.74
Austin                         $  1,785,294       $636        $0.86     1.8%   $ 1,753,170       $625      $0.85
Indianapolis                   $  1,653,208       $553        $0.67     0.4%   $ 1,647,187       $551      $0.67
Eastern Kansas                 $  1,704,151       $626        $0.73     4.4%   $ 1,632,328       $599      $0.70
Chicago                        $    699,050       $921        $1.08     1.4%   $   689,158       $908      $1.06
                               ------------       ----        -----    -----   -----------       ----      -----
    Total                      $ 18,097,166       $646        $0.76     2.4%   $17,674,014       $631      $0.76
                               ============       ====        =====    =====   ===========       ====      =====





       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III & Timberglenn

                                           1/1/97-3/31/97                               1/1/96-3/31/96
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------

PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                 (ANNUALIZED)
---------------------------                        ------------                                 ------------
  Dallas                       $  3,039,134     $3,176        $3.82    -3.0%    $3,133,248     $3,274      $4.24
  Atlanta                      $  1,905,351     $3,149        $3.38     3.6%    $1,839,931     $3,041      $3.26
  Austin                       $    790,612     $3,382        $4.59     1.5%    $  779,309     $3,334      $4.53
  Indianapolis                 $    586,636     $2,356        $2.86    -4.9%    $  616,755     $2,477      $3.01
  Eastern Kansas               $    592,439     $2,610        $3.03    -2.7%    $  608,711     $2,682      $3.12
  Chicago                      $    437,955     $6,924        $8.10    -8.5%    $  478,678     $7,568      $8.85
                               ------------     ------        -----    -----    ----------     ------      -----
    Total                      $  7,352,127     $3,149        $3.70    -1.4%    $7,456,631     $3,193      $3.97
                               ============     ======        =====    =====    ==========     ======      =====
Operating Efficiency                  40.6%                                          42.2%
                               ============                                     ==========
NET OPERATING INCOME                                PER MONTH                                      PER MONTH
--------------------                                ---------                                     ----------
  Dallas                       $  4,040,517       $352        $0.42     5.2%   $ 3,841,563       $335      $0.43
  Atlanta                      $  3,270,462       $450        $0.48     4.2%   $ 3,137,430       $432      $0.46
  Austin                       $    994,682       $355        $0.48     2.1%   $   973,861       $347      $0.47
  Indianapolis                 $  1,066,571       $357        $0.43     3.5%   $ 1,030,432       $345      $0.42
  Eastern Kansas               $  1,111,712       $408        $0.47     8.6%   $ 1,023,618       $376      $0.44
  Chicago                      $    261,095       $344        $0.40    24.0%   $   210,481       $277      $0.32
                               ------------       ----        -----    -----   -----------       ----      -----
    Total                      $ 10,745,039       $383        $0.45     5.2%   $10,217,384       $365      $0.44
                               ============       ====        =====    =====   ===========       ====      =====
Operating Margin                      59.4%                                          57.8%
                               ============                                     ==========
CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               ------------                                 ------------
  Dallas                       $    772,539       $807        $0.97   578.2%      $113,913       $119      $0.15
  Atlanta                      $    143,072       $236        $0.25    17.1%      $122,183       $202      $0.22
  Austin                       $     64,058       $274        $0.37   161.9%      $ 24,458       $105      $0.14
  Indianapolis                 $     43,185       $173        $0.21    93.9%      $ 22,274       $ 89      $0.11
  Eastern Kansas               $     26,257       $116        $0.13    61.8%      $ 16,225       $ 71      $0.08
  Chicago                      $     58,527       $925        $1.08   174.4%      $ 21,329       $337      $0.39
                               ------------       ----        -----   ------      --------       ----      -----
    Total                      $  1,107,637       $474        $0.56   245.7%      $320,382       $137      $0.17
                               ============       ====        =====   ======      ========       ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III & Timberglenn

                                           1/1/97-3/31/97                               1/1/96-3/31/96
                                  ---------------------------------      %      --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft   Change      Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------   ------    ----------   --------  ---------

REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    417,303     $  436        $0.52    -4.4%    $  436,463     $  456      $0.59
  Atlanta                      $    247,629     $  409        $0.44    11.1%    $  222,844     $  368      $0.39
  Austin                       $    110,104     $  471        $0.64    -4.1%    $  114,850     $  491      $0.67
  Indianapolis                 $    115,570     $  464        $0.56    -3.9%    $  120,237     $  483      $0.59
  Eastern Kansas               $     83,811     $  369        $0.43    -8.4%    $   91,540     $  403      $0.47
  Chicago                      $     81,665     $1,291        $1.51   -19.0%    $  100,862     $1,595      $1.87
                               ------------     ------        -----   ------    ----------     ------      -----
    Total                      $  1,056,081     $  452        $0.53    -2.8%    $1,086,796     $  465      $0.56
                               ============     ======        =====   ======    ==========     ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                  ------------                                  ------------
  Dallas                       $    967,742     $1,011        $1.22     4.8%    $  923,165     $  965      $1.25
  Atlanta                      $    438,161     $  724        $0.78     6.4%    $  411,945     $  681      $0.73
  Austin                       $    215,406     $  922        $1.25     3.9%    $  207,297     $  887      $1.20
  Indianapolis                 $    171,447     $  689        $0.84    -4.2%    $  179,025     $  719      $0.87
  Eastern Kansas               $    212,667     $  937        $1.09     9.2%    $  194,712     $  858      $1.00
  Chicago                      $    149,376     $2,362        $2.76     3.5%    $  144,375     $2,283      $2.67
                               ------------     ------        -----     ----    ----------     ------      -----
    Total                      $  2,154,799     $  923        $1.09     4.6%    $2,060,519     $  882      $1.10
                               ============     ======        =====     ====    ==========     ======      =====


             AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                    THREE MONTHS ENDED MARCH 31, 1997 VERSUS THREE MONTHS ENDED MARCH 31, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents Center II, Chevy Chase, Willowbrook,
Pleasant Hill, Barrett Lakes, River Exchange & Aurora Crossing

                                           1/1/97-3/31/97                               1/1/96-3/31/96
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                              94.3%                             -0.8%         95.0%
  Atlanta                             93.6%                             -0.5%         94.1%
  Austin                              94.6%                              0.2%         94.4%
  Houston                             93.0%                              6.6%         87.2%
  Indianapolis                        91.9%                             -1.8%         93.5%
  Eastern Kansas                      93.0%                              1.9%         91.2%
  Chicago                             92.6%                             -3.1%         95.5%
                                      -----                             -----         -----
    Weighted Average                  93.7%                             -0.2%         93.8%
                                      =====                             =====         =====

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                          $624                   2.8%                    $607
  Atlanta                                         $728                   3.6%                    $703
  Austin                                          $624                  -1.1%                    $631
  Houston                                         $699                  -2.9%                    $720
  Indianapolis                                    $572                   1.1%                    $566
  Eastern Kansas                                  $645                   1.1%                    $637
  Chicago                                         $950                   3.3%                    $920
                                                  ----                   ----                    ----
    Weighted Average                              $668                   1.9%                    $656
                                                  ====                   ====                    ====

TOTAL PROPERTY REVENUES                              PER MONTH                                      PER MONTH
-----------------------                              ---------                                      ---------
  Dallas                       $  7,531,956       $714        $0.85      1.7%   $ 7,404,616      $702      $0.83
  Atlanta                      $  6,037,512       $716        $0.75      4.5%   $ 5,779,088      $685      $0.72
  Austin                       $  2,802,903       $613        $0.86      0.5%   $ 2,788,525      $610      $0.86
  Houston                      $  1,550,697       $686        $0.74      6.6%   $ 1,454,409      $643      $0.70
  Indianapolis                 $  1,653,208       $553        $0.67      0.4%   $ 1,647,187      $551      $0.67
  Eastern Kansas               $  1,704,151       $626        $0.73      4.4%   $ 1,632,328      $599      $0.70
  Chicago                      $  1,737,834       $943        $1.08      0.6%   $ 1,727,403      $938      $1.08
                               ------------       ----        -----      ----    ----------      ----      -----
    Total                      $ 23,018,261       $690        $0.80      2.6%   $22,433,555      $672      $0.78
                               ============       ====        =====      ====   ===========      ====      =====




       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
                                                 AND CO-INVESTMENT
Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents Center II, Chevy Chase, Willowbrook,
Pleasant Hill, Barrett Lakes, River Exchange & Aurora Crossing

                                           1/1/97-3/31/97                               1/1/96-3/31/96
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
PROPERTY OPERATING EXPENSES                        (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                        ------------                                  -----------
  Dallas                       $  3,277,200     $3,728        $4.43     -1.4%   $ 3,323,095    $3,781      $4.49
  Atlanta                      $  2,254,684     $3,207        $3.37      4.8%   $ 2,151,358    $3,060      $3.22
  Austin                       $  1,228,879     $3,228        $4.52     -0.4%   $ 1,233,701    $3,240      $4.54
  Houston                      $    691,334     $3,668        $3.97     -7.2%   $   745,145    $3,953      $4.27
  Indianapolis                 $    586,636     $2,356        $2.86     -4.9%   $   616,755    $2,477      $3.01
  Eastern Kansas               $    592,439     $2,610        $3.03     -2.7%   $   608,711    $2,682      $3.12
  Chicago                      $    864,223     $5,630        $6.46     -3.0%   $   891,304    $5,807      $6.66
                               ------------     ------        -----     -----   -----------    ------      -----
    Total                      $  9,495,396     $3,415        $3.98     -0.8%   $ 9,570,069    $3,442      $4.01
                               ============     ======        =====     =====   ===========    ======      =====
Operating Efficiency                  41.3%                                           42.7%
                                      =====                                           =====
NET OPERATING INCOME                                 PER MONTH                                    PER MONTH
--------------------                                 ---------                                    ---------
  Dallas                       $  4,254,756       $403        $0.48      4.2%   $ 4,081,521      $387      $0.46
  Atlanta                      $  3,782,828       $448        $0.47      4.3%   $ 3,627,730      $430      $0.45
  Austin                       $  1,574,024       $345        $0.48      1.2%   $ 1,554,823      $340      $0.48
  Houston                      $    859,363       $380        $0.41     21.2%   $   709,264      $314      $0.34
  Indianapolis                 $  1,066,571       $357        $0.43      3.5%   $ 1,030,432      $345      $0.42
  Eastern Kansas               $  1,111,712       $408        $0.47      8.6%   $ 1,023,618      $376      $0.44
  Chicago                      $    873,611       $474        $0.54      4.5%   $   836,099      $454      $0.52
                               ------------       ----        -----     -----   -----------      ----      -----
    Total                      $ 13,522,866       $405        $0.47      5.1%   $12,863,486      $385      $0.45
                               ============       ====        =====     =====   ===========      ====      =====
Operating Margin                      58.7%                                           57.3%
                                      =====                                           =====
CAPITAL EXPENDITURES                               (ANNUALIZED)                                 (ANNUALIZED)
--------------------                               -------------                                ------------
  Dallas                       $    785,986       $894        $1.06    552.8%    $  120,407      $137      $0.16
  Atlanta                      $    156,528       $223        $0.23      8.9%    $  143,681      $204      $0.21
  Austin                       $     81,701       $215        $0.30    133.7%    $   34,956      $ 92      $0.13
  Houston                      $     16,148       $ 86        $0.09    -25.5%    $   21,671      $115      $0.12
  Indianapolis                 $     43,185       $173        $0.21     93.9%    $   22,274      $ 89      $0.11
  Eastern Kansas               $     26,257       $116        $0.13     61.8%    $   16,225      $ 71      $0.08
  Chicago                      $     68,470       $446        $0.51    137.7%    $   28,800      $188      $0.22
                               ------------       ----        -----    ------    ----------      ----      -----
    Total                      $  1,178,274       $424        $0.49    203.7%    $  388,014      $140      $0.16
                               ============       ====        =====    ======    ==========      ====      =====





       AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents Center II, Chevy Chase, Willowbrook,
Pleasant Hill, Barrett Lakes, River Exchange & Aurora Crossing

                                           1/1/97-3/31/97                               1/1/96-3/31/96
                                  ---------------------------------       %     --------------------------------
                                   Amount/%   Per Unit    Per Sq Ft    Change     Amount/%   Per Unit  Per Sq Ft
                                   --------   --------   ----------    ------    ----------  --------  ---------
REPAIRS AND MAINTENANCE                            (ANNUALIZED)                                  (ANNUALIZED)
-----------------------                            ------------                                  ------------
  Dallas                       $    480,067       $546        $0.65      4.2%    $  460,904    $  524      $0.62
  Atlanta                      $    290,358       $413        $0.43     14.0%    $  254,738    $  362      $0.38
  Austin                       $    170,884       $449        $0.63     -9.6%    $  188,958    $  496      $0.70
  Houston                      $     40,915       $217        $0.23    -33.1%    $   61,142    $  324      $0.35
  Indianapolis                 $    115,570       $464        $0.56     -3.9%    $  120,237    $  483      $0.59
  Eastern Kansas               $     83,811       $369        $0.43     -8.4%    $   91,540    $  403      $0.47
  Chicago                      $    119,994       $782        $0.90    -13.5%    $  138,659    $  903      $1.04
                               ------------       ----        -----     -----    ----------    ------      -----
    Total                      $  1,301,599       $468        $0.54     -1.1%    $1,316,178    $  473      $0.55
                               ============       ====        =====     =====    ==========    ======      =====

REAL ESTATE TAXES                                  (ANNUALIZED)                                 (ANNUALIZED)
-----------------                                  ------------                                 ------------
  Dallas                       $  1,026,666     $1,168        $1.39      4.9%    $  978,890    $1,114      $1.32
  Atlanta                      $    508,526     $  723        $0.76      5.3%    $  482,751    $  687      $0.72
  Austin                       $    348,696     $  916        $1.28      4.8%    $  332,715    $  874      $1.23
  Houston                      $    275,411     $1,461        $1.58     -5.3%    $  290,704    $1,542      $1.67
  Indianapolis                 $    171,447     $  689        $0.84     -4.2%    $  179,025    $  719      $0.87
  Eastern Kansas               $    212,667     $  937        $1.09      9.2%    $  194,712    $  858      $1.00
  Chicago                      $    305,001     $1,987        $2.28      4.5%    $  291,963    $1,902      $2.18
                               ------------     ------        -----     -----    ----------    ------      -----
    Total                      $  2,848,414     $1,024        $1.19      3.6%    $2,750,760    $  989      $1.15
                               ============     ======        =====      ====    ==========    ======      =====


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of March 31, 1997

                                                                                           Qtr ended
                                                                                         Mar. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates    Mar. 31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year       of      Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase     Carrollton, TX      1991       1987     226    180,868        800   $638    $0.80        96.2%
 at Autumn Chase II  Carrollton, TX                 1996     224    193,420        863    724     0.84        96.0%
 at Bear Creek       Euless, TX          1989       1986     350    275,010        786    563     0.72        91.4%
 at Chase Oaks       Plano, TX           1994       1986     250    193,736        775    659     0.85        95.7%
 at Gleneagles       Dallas, TX          1988       1987     326    274,300        841    621     0.74        95.5%
 on the Green        Ft. Worth, TX       1994    1990/93     424    358,560        846    688     0.81        89.6%
 at Nantucket        Dallas, TX          1988       1986     312    222,208        712    523     0.73        96.6%
 of North Dallas     Dallas, TX       1989/90    1985/86   1,032    905,590        878    626     0.71        94.1%
 at Reflections      Irving, TX          1993       1986     212    174,332        822    649     0.79        96.9%
 on Rosemeade        Dallas, TX          1990       1987     236    205,382        870    640     0.74        97.0%
 on Timberglen       Dallas, TX          1990       1985     260    201,198        774    577     0.75        96.0%
 at Valley Ranch     Irving TX           1990       1985     460    389,940        848    659     0.78        93.3%
                                                           -----  ---------        ---   ----    -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                           4,312  3,574,544        829   $629    $0.76        94.4%
                                                           -----  ---------        ---   ----    -----       ------

ATLANTA, GA
-----------
Amli:
 at Sope Creek       Marietta, GA               1982/83/
                                                   1995      695    632,393        910   $691    $0.76        92.3%
 at Spring Creek     Dunwoody, GA               1985/86/   1,180  1,080,560        916    701     0.77        93.2%
                                                  87/89
 at Vinings          Atlanta, GA         1992       1985     208    229,708      1,104    785     0.71        93.4%
 at West Paces       Atlanta, GA         1993       1992     337    314,707        934    855     0.92        97.5%
                                                          ------  ---------      -----   ----    -----       ------
  Subtotal-
  Atlanta, GA                                              2,420  2,257,368        933   $727    $0.78        93.6%
                                                          ------  ---------      -----   ----    -----       ------




                                                                                           Qtr ended
                                                                                         Mar. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates   Mar. 31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year        of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum    Austin, TX          1986       1983     231    178,116        771   $679    $0.88        93.2%
 in Great Hills      Austin, TX          1991       1985     344    256,892        747    667     0.89        93.9%
 at Martha's
 Vineyard            Austin, TX          1992       1986     360    253,328        704    610     0.87        93.3%
                                                           -----    -------        ---   ----    -----        -----
  Subtotal-
  Austin, TX                                                 935    688,336        736   $648    $0.88        93.5%
                                                           -----    -------        ---   ----    -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar          Lawrence, KS        1994       1989     152    125,800        828   $659    $0.80        96.7%
 at Crown Colony     Topeka, KS          1994       1986     156    120,984        776    551     0.71        95.3%
 at Regents Center   Overland Park, KS   1994    1991-95     300    274,170        914    727     0.80        87.6%
 at Sherwood         Topeka, KS          1994       1993     300    260,340        868    603     0.70        95.2%
                                                            ----    -------        ---    ---    -----        -----
  Subtotal
   -Eastern KS                                               908    781,294        860   $645    $0.75        93.0%
                                                            ----    -------        ---   ----    -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend        Indianapolis, IN 1992/93    1983/85     996    820,712        824   $572    $0.69        91.9%
                                                            ----    -------        ---   ----    -----        -----

CHICAGO, IL
------------
Amli:
 at Park Sheridan    Chicago, IL         1989       1986     253    216,315        855   $928    $1.09        91.3%
                                                            ----    -------        ---   ----    -----        -----

  TOTAL
   PROPERTIES                                              9,824  8,338,569        849   $658    $0.78        93.6%
                                                           =====  =========        ===   ====    =====        =====





                                                                                           Qtr ended
                                                                                         Mar. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates    Mar. 31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year        of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Pleasant Hill    Atlanta                        1996     502    501,816      1,000   $791    $1.00        94.0%
 at Towne Creek      Gainesville, GA                1989     150    121,722        811    656     0.81        90.2%
 at Willeo Creek     Roswell, GA         1995       1989     242    297,302      1,229    785     0.64        96.3%
                                                            ----    -------      -----   ----    -----       ------
  Subtotal-
   Atlanta, GA                                               894    920,840      1,030   $767    $0.74        94.0%
                                                            ----    -------      -----   ----    -----       ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court               Oak Park, IL                   1987     125    105,578        845 $1,028    $1.22        94.7%
 at Windbrooke       Buffalo Grove, IL   1995       1987     236    213,160        903    931     1.03        92.8%
 at Chevy Chase      Buffalo Grove, IL   1996       1988     592    480,676        812    889     1.10        94.2%
 at Danada           Wheaton, IL         1997  1989/1991     600    521,500        869    909     1.05        92.0%
 at Willowbrook      Willowbrook, IL     1996       1987     488    418,404        857    867     1.01        92.1%
                                                            ----    -------        --- ------    -----        -----
  Subtotal-
  Chicago, IL                                              2,041  1,739,318        852   $903    $1.06        92.9%
                                                           -----  ---------        ---   ----    -----        -----

DALLAS/FT. WORTH
----------------
Amli:
 at Verandah         Arlington, TX       1997  1986/1991     538    394,504        733   $654    $0.89        94.1%
                                                          ------  ---------        ---   ----    -----        -----

AUSTIN, TX
----------
Amli:
 at Park Place       Austin, TX          1994       1985     588    397,968        677   $585    $0.86        96.4%
                                                          ------  ---------        ---   ----    -----        -----





                                                                                           Qtr ended
                                                                                         Mar. 31, 1997
                                                                   Approx-                  Average      Qtr ended
                                                                    imate                 Rental Rates    Mar. 31,
                                                          Number   Rentable   Average    -------------     1997
                                       Year      Year        of     Area     Unit Size   Per      Per     Average
PROPERTIES           Location        Acquired  Completed   Units   (Sq Ft)    (Sq Ft)    Unit    Sq Ft   Occupancy
----------           --------        --------  ---------  ------  ---------  ---------   ----    -----  -----------

HOUSTON, TX
Amli at:
 Champions Centre    Houston, TX         1994       1994     192    164,480        857   $680    $0.79        91.7%
 Champions Park      Houston, TX         1994       1991     246    221,646        901    692     0.77        93.6%
 Greenwood Forest    Houston, TX         1995       1995     316    310,844        984    717     0.73        93.7%
                                                            ----    -------        ---   ----    -----        -----
   Subtotal-
     Houston, TX                                             754    696,970        924   $699    $0.76        93.1%
                                                            ---- ----------       ----   ----    -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                             4,815  4,149,600        862   $779    $0.90        93.7%
                                                          ====== ==========        ===   ====    =====        =====
  TOTAL                                                   14,639 12,488,169        853   $698    $0.82        93.6%
                                                          ====== ==========        ===   ====    =====        =====

